EATON VANCE SMALL-CAP VALUE FUND
Supplement to Prospectus dated May 1, 2011

1.   The following replaces “Management” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers.  The Fund is managed by a team comprised of:

Gregory R. Greene, Vice President of BMR, Co-Director of Fox Asset Management LLC (“Fox”) and Team Leader, has co-managed the Fund since 2006.

J. Bradley Ohlmuller, Vice President of BMR and Equity Portfolio Manager of Fox, has co-managed the Fund since 2005.

Robert J. Milmore, Vice President of BMR and Equity Portfolio Manager of Fox, has co-managed the Fund since 2006.

2.  The following replaces the second and third paragraphs in “Small-Cap Value Fund” under “Management and Organization”:

Prior to March 19, 2012, BMR delegated the investment management of the Fund to Fox, a wholly-owned affiliate of Eaton Vance Corp. pursuant to a sub-advisory agreement.  Fox is located at 1040 Broad Street, Suite 203, Shrewsbury, NJ  07702.  BMR paid Fox a portion of the advisory fee for sub-advisory services provided to the Fund.  For the fiscal year ended December 31, 2010, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Fund was 1.00%.

Small-Cap Value Fund is managed by a team of three portfolio managers led by Gregory R. Greene.  Mr. Greene has served as a portfolio manager since March 2006.  Mr. Greene is a Vice President of BMR since March 2012, Co-Director of Fox and is a member of the Fox Investment Committee, manages other investment portfolios and has been employed by Fox for more than five years.  Other members of the team are J. Bradley Ohlmuller and Robert J. Milmore, who both manage other Eaton Vance portfolios.  Mr. Ohlmuller has served as a portfolio manager since November 2005, is a Vice President of BMR since March 2012, an Equity Portfolio Manager of Fox and member of the Fox Investment Committee and has been employed by Fox for more than five years.  Mr. Milmore has served as a portfolio manager since September 2006, is a Vice President of BMR since March 2012, an Equity Portfolio Manager of Fox and has been a member of its Research Group since November 2005 and a member of the Fox Investment Committee since October 2006 and has been employed by Fox for more than five years.

March 27, 2012	5717-3/12 COMBEQPS2